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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of MLC Holdings, Inc. on Form S-1 of our report, dated September 1, 1996, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/
Deloitte & Touche LLP

Washington, D.C.
September 11, 1996